NOTE PAYABLE	6 Months Ended	12 Months Ended
	Sep. 30, 2020	Mar. 31, 2020
NOTE PAYABLE
NOTE 12 - NOTE PAYABLE

On March 25, 2020, the Company issued a secured note with face value of $50,000. The note matures on July 24, 2020 and bears interest at 7% per annum. In the event of a default the obligation increase to 150% of the outstanding balance and the interest rate increases to 12%. On July 7, 2020 , the $50,000 note payable was converted into 50,000 shares of Series A preferred shares. The interest on the note was forgiven.

On March 25, 2020, the Company issued a secured note with face value of $50,000. The note matures on July 24, 2020 and bears interest at 7% per annum. In the event of a default the obligation increase to 150% of the outstanding balance and the interest rate increases to 12%.